ALPS ETF TRUST

JANUS VELOCITY TAIL RISK HEDGED LARGE CAP ETF (NYSE ARCA: TRSK)

JANUS VELOCITY VOLATILITY HEDGED LARGE CAP ETF (NYSE ARCA: SPXH)

SUPPLEMENT DATED JUNE 15, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2016

The Board of Trustees of the ALPS ETF Trust has approved an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (the “Reorganizations”) of the Janus Velocity Tail Risk Hedged Large Cap ETF and the Janus Velocity Volatility Hedged Large Cap ETF (each, a “Target Fund”) into corresponding newly-created exchange-traded funds (ETFs) of the Janus Detroit Street Trust (the “Acquiring Funds”).

Each Acquiring Fund has the same name, investment objective and underlying index as its corresponding Target Fund, and will be subject to substantially the same investment strategies, policies, and risks as the corresponding Target Fund, but as part of a Janus-structured platform.

Pursuant to the Agreement, all of the assets and liabilities of each Target Fund will be transferred to its corresponding Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund and cash in lieu of fractional shares.  As a result of the Reorganizations, shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund.  Shareholders of each Target Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by a Target Fund shareholder) with a value equal to the aggregate net asset value of their shares of the Target Fund held immediately prior to the Reorganizations.  Each of the Reorganizations is expected to be a tax-free transaction.

Each of the Reorganizations is subject to shareholder approval.  Target Fund shareholders of record as of May 23, 2016 will be asked to vote on the proposed Reorganizations at the July 12, 2016 shareholder meeting.  If approved by shareholders, the Reorganizations are expected to close on or around July 18, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE